ii	Investment Commentary

Legg Mason Growth Trust, Inc.

Growth Trust’s total returns for the third quarter 2007 are shown below with the total returns of several comparable indices. In addition, we have provided one-, three-, five-, ten-year and since-inception total returns.

Average Annual Total Returns Through September 30, 2007
	Three Months	YTD 2007	One Year	Three Years
Growth Trust:
Primary Class	+7.13%	+20.42%	+32.32%	+13.00%
Class R	+7.24%	+20.75%	N/A	N/A
Financial Intermediary Class	+7.32%	+21.08%	+33.27%	+13.83%
Institutional Class	+7.39%	+21.35%	+33.70%	+14.19%
S&P 500 Stock Composite IndexB	+2.03%	+9.13%	+16.44%	+13.14%
Dow Jones Industrial AverageC	+4.19%	+13.31%	+21.69%	+13.87%
Lipper Large-Cap Growth Funds IndexD	+6.48%	+14.63%	+21.42%	+12.41%
Lipper Large-Cap Value Funds IndexE	+0.20%	+7.48%	+15.02%	+13.70%
NASDAQ Composite IndexF	+3.98%	+12.48%	+20.52%	+13.38%

Average Annual Total Returns Through September 30, 2007
	Five Years	Ten Years	Since InceptionA
Growth Trust:
Primary Class	+21.46%	+10.06%	+11.96%
Class R	N/A	N/A	+20.26%
Financial Intermediary Class	N/A	N/A	+9.45%
Institutional Class	N/A	N/A	+9.64%
S&P 500 Stock Composite IndexB	+15.45%	+6.57%	+11.04%
Dow Jones Industrial AverageC	+15.44%	+7.85%	+12.10%
Lipper Large-Cap Growth Funds IndexD	+12.95%	+3.61%	+8.28%
Lipper Large-Cap Value Funds IndexE	+16.04%	+6.76%	+10.72%
NASDAQ Composite IndexF	+18.95%	+5.34%	+9.82	%G

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

The gross expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class are 1.86%, 1.53%, 1.13%, and 0.80%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively without shareholder approval.

For the third quarter of 2007, the Legg Mason Growth Trust Primary Class was up 7.1% compared to the S&P 500 Index, which gained 2.0%, and the Lipper Large-Cap Growth Funds Index, which rose 6.5%. Year to date, Primary Class shares of the Fund are up 20.4% compared to the S&P 500 Stock Composite Index (Standard & Poor’s 500 Index), which is up 9.1% and the Lipper Large-Cap Growth Funds Index, which has gained 14.6%.

Each quarter we remind shareholders our standard practice is not to trumpet good short-term performance nor bemoan poor short-term performance. Because Growth Trust is a concentrated low-turnover mutual fund it is very common for our short-term results to be either above or below the broad stock market. Rarely do we find our short-term results in line with the market rate of return. This should not be surprising to shareholders. Since the Fund’s portfolio is vastly different than the Standard & Poor’s 500 Index it is quite natural for our portfolio to produce returns that will be different from the returns of that Index.

In that we do not focus our attention on short-term results you may ask yourself how we measure our performance. The answer, which I hope is not surprising, is by our long-term results. My primary objective is to produce investment results over rolling three-year periods that are superior to the Standard & Poor’s 500 Index and the Lipper Large-Cap Growth Funds Index. Although our five and 10-year results, as well as our results since inception for the Primary Class of the Fund, are above the stated benchmarks, our most recent three-year number is slightly below the return of the Standard & Poor’s 500 Index and slightly above the Lipper Large-Cap Growth Funds Index. The reason is because our results in 2005 and 2006 were largely sub par to these benchmarks. It has been only within the last 12 months that our superior investment results have worked to close the performance deficit.

This observation brings to mind a very important investment conundrum: the debate over frequency versus magnitude. The frequency question in investing is about how often you are right. The magnitude question in investing is about how much

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

money you make when you are right less how much money you give back when you are wrong. In baseball lingo, frequency investing is about batting average. Magnitude investing is about slugging percentage.

Now I am sure we would all agree the objective to be frequently right is a worthwhile pursuit. After all, no one sets off to be periodically wrong. But in investing, the strategies of frequency and magnitude are not always easily translatable. The investment paradox, we have learned, is those portfolio strategies that seek to provide positive short-term results (frequency) often penalize the long-term results (magnitude). The results we have achieved year-to-date as well as over the last 12 months were not the product of short-term thinking (frequency) but rather the results of our strategy to emphasize our goal of superior long-term results (magnitude). It is ironic to discover the best way to produce superior long-term results is to stop obsessing about short-term results. Put differently, if you obsess over short-term results you are very likely penalizing your long-term results.

Behaviorally speaking, we understand completely the desire to be frequently right. Perhaps the most important discovery in behavioral finance is acknowledgment that investors weight disappointments twice as much as they do the pleasure of winning. Knowing this, it is easy to understand why investors pursue strategies to produce short-term results. The behavioral desire to be frequently right overwhelms the sensibilities of utilizing strategies that better produce superior long-term results.

Since the inception of Growth Trust, I have confronted the frequency versus magnitude question on several occasions. The periods I remember the most are the periods when stress in the market was at its highest level and our Growth Trust portfolio was most out of favor: 1998, 2001, 2002, and 2006. Each time, I heard the frequency sirens whisper in my ear, “embrace the short-term and dispense the pain.” It is during those inflection periods when the behavioral finance gods are testing you the most. The results we have achieved year-to-date as well as over the last 12 months were not the product of short-term thinking (frequency) but rather the results of our strategy to emphasize superior long-term results (magnitude).

During the third quarter, as well as year-to-date, we have benefited from the performance of the Internet companies in the Fund’s portfolio. Amazon.com’s, in particular, has been an outstanding performer for our Fund. Amazon’s share price is up over 100% year-to-date. Interestingly, we would note, the value of Amazon.com’s business is not up over 100% in the past nine months. As we have noted, over the short-term stock prices change much more than business values. It is not that Amazon.com’s business value doubled this year, but rather the market’s expectations for Amazon.com’s business dramatically changed. Last year, investors hated Amazon.com. The share price was down sharply – a clear signal that expectations were sharply down for the company. Investors, as it turned out, wrongly believed the company’s net margins, which had been declining for the past two years, were in a permanent state of

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

decline. We believed, on the other hand, that Amazon.com’s margins were not permanently harmed and that once the technology and content investment at the company normalized, they would soon revert back upwards. This year Amazon.com’s business results have clearly demonstrated an upswing in margins coupled with impressive sales growth, which have fostered higher cash flows and higher returns on capital. As a consequence, investor expectations have changed and the stock price has risen dramatically. As we noted in our last quarterly report, had we done what was behaviorally comfortable and shifted to a short-term frequency strategy there is no way we would have achieved the same results for shareholders. This year magnitude paid off for shareholders.

We have also achieved good results from our investments in eBay Inc. (up 26.7% YTD), Google Inc. (up 38.9% YTD) and Expedia, Inc. (up 60.8% YTD). Of our Internet companies only Yahoo! Inc. has been a sub performer this year and perhaps you should not be surprised to learn Yahoo is now our single largest holding. We believe Yahoo is the best risk-reward idea we have in the Fund’s portfolio. It has the highest expected return of any of our stocks and as such the position carries the highest weight. Our portfolio strategy is to invest more money in those stocks that in LMCM’s opinion, appear to offer the highest risk adjusted expected returns and less money in those stocks with lower expected returns. As a consequence we sell shares of companies that have gone up in price because they now have a lower expected return, and buy more shares of companies that have gone down in price because they have higher expected returns. Because Amazon.com has gone up the most in price and now has a lower expected return to fair value, we have sold shares of Amazon and bought shares of Yahoo.

Last year, at this time, our biggest position was Amazon because at the time it had the highest expected return. You might recall I professed no idea when Amazon’s share price would more accurately reflect its fair value; only that I was confident it would do so sometime over the next year or so. Yahoo is a similar exercise. Today, we believe the stock market’s expectations are unreasonably low on Yahoo. Investors are skeptical of the company’s new search engine called Panama and think it will never become a worthy competitor to Google. We obviously believe those expectations are way too pessimistic. Although we still have a long way to go before Yahoo demonstrates the full effectiveness of its business model, we were heartened by the company’s third quarter report, which showed meaningful improvement in its search and ad display businesses. Just as Amazon, over time, was able to convince investors their pessimism was unwarranted, we likewise believe Yahoo will be able to change investor’s opinions as well.

In addition to our Internet companies, we also had success with the Fund’s wireless positions, specifically Nokia and NAVTEQ Corporation. Strong second-quarter earnings results and an announcement of new products and services sent shares of Nokia on a steady climb for the third quarter, finishing up 35%. The stock is up 88.3% year-to-date. Driven by strong cell phone demand in Asian markets, the world’s largest cell phone maker released earnings in August that beat analyst’s projections and reported

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

profit margins in its handset sales of 20.9%, easily beating expectations of 17%. The stock market also reacted favorably to Nokia unveiling three new handsets and a new Web-based services offering called Ovi, which is a first step in the company’s Internet services offering that focuses on music, games, and maps.

Our NAVTEQ holding moved up over 80% in the third quarter and is up 117.4% year-to-date. Here again the company announced very strong earnings in July, easily exceeding analysts’ expectations and then raised guidance for the remainder of the year. Demand for maps in portable devices continues to grow at a very high rate. When TomTom, a portable navigation device maker purchased TeleAtlas, the main global competitor to NAVTEQ, it fueled speculation that NAVTEQ itself would soon be acquired. This turned out to be prescient when our cell phone company holding, Nokia, announced in October an agreement to purchase NAVTEQ for $8.1 billion. Soon cell phones around the world will have GPS, activated mapping directions available from NAVTEQ.

Despite the success we had with our Internet and wireless investments, we did suffer negative performance in our financial positions. The credit debacle in mortgage related fixed-income securities and ensuing liquidity crisis in the market during July and August drove the prices of our financial security companies deeply lower in the third quarter. Specifically, Countrywide Financial Corporation dropped 50% in price during the period. E*Trade Financial Corporation lost 43%. Combined, these two positions cost us about four percentage points in performance. We also saw Citigroup Inc. (down 8%) and American International Group, Inc. (down 3%) give back during the quarter as well. Only The Goldman Sachs Group, Inc. weathered the quarter largely intact.

Countrywide was clearly caught in the eye of the credit storm. As liquidity evaporated in the non-GSE-conformingI mortgage-backed securities market, Countrywide was hit by credit rating downgrades and difficulties in rolling over its asset-backed commercial paper. The company responded by drawing down $11.5 billion in credit facilities, accelerating the transition of its mortgage origination business into its banking subsidiary, and focusing on GSE-conforming mortgages whose market was largely spared from the liquidity crunch. The $2 billion equity investment from Bank of America secured additional funding for Countrywide and represented a vote of confidence from a financially strong partner.

The management team at E*Trade, in the aftermath of the credit crisis in mortgage assets, decided to exit the wholesale mortgage lending business and limit growth of interest-bearing assets through at least 2008. In accordance with the announcement, E*Trade expects charge-offs of $95 million and a total provision expense of $245 million in the second half of 2007. Although E*Trade’s restructuring announcement was certainly disappointing, we believe the company is treating the third quarter as a “kitchen sink” quarter. Nonetheless, we continue to have confidence in management’s strategy for international expansion, which we believe will help drive revenues and

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

earnings higher in the coming years. We would also note the potential for industry consolidation for on-line brokers, which would bode well for the company’s prospects going forward.

We did sell our Countrywide Financial position during the quarter. It is unusual for us to sell a stock that has gone down so much in price. Often times, lower prices do mean higher expected returns – all things being equal. But in Countrywide’s case, all things are not equal. Or put another way, Countrywide is not the same company it was prior to the August credit market sell-off.

Our original investment thesis for Countrywide was to own the dominant provider of U.S. residential mortgages. Countrywide is the technology leader and low cost provider and importantly, the company was growing its business at a double-digit rate. However, since the August credit market sell-off, Countrywide has decided to substantially curtail its underwriting business. It has exited the subprime mortgage business. The company is limiting itself to only underwrite mortgages that can be government agency funded. Countrywide has closed approximately 25% of its business. In short, the company by its actions has purposely slowed its business and will likely become at best a high single-digit grower. Growth Trust seeks to own companies that are growing revenues, earnings, and cash flow at a double-digit rate. It has become increasingly clear to me that Countrywide is no longer a double-digit grower and is not likely to grow at a double-digit rate for some time. As such, the company no longer fits our investment mandate.

We will sell stocks in our portfolio for three distinct reasons:

1.	The company has reached our assessment of fair value, thus, we are no longer able to achieve excess returns.

2.	The original thesis has changed thus making the stock an inappropriate investment. Countrywide Financial fits this reason. Whether management changes the company, the industry landscape changes in a material way, or if I make an error in analyzing the company, I will sell the stock. Mistakes happen in investing. Sometimes, mistakes are mine and sometimes they are simply unavoidable. In either case, if the reason for owning the stock is no longer supportable, the stock will be sold.

3.	I will sell a company even if its stock price still provides an excess return if I can use the proceeds to improve the position of the Fund’s portfolio. Years ago, Charlie Munger, vice chairman of Berkshire Hathaway, taught me to think about our portfolio as its own economic benchmark and thus, portfolio management was a continual process to improve the economic returns of the portfolio. Knowing this I will sell a position, even if there is nothing wrong with the company, if by doing so I can use the proceeds to buy another company that I believe will increase the potential economic returns of what we own. The economic returns, and the expected return of

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

the Fund’s portfolio, can be increased by buying companies that: grow revenues, earnings, or cash flows at a greater pace; continue to increase returns on capital; or trade at a bigger discount to our assessment of fair value.

Our portfolio approach is to own stocks for the long-term and as such we have a below-average mutual fund portfolio turnover. Over the years we have averaged about a 30% turnover rateH implying we own stocks for about three years. There are occasions when our turnover is higher. Portfolio turnover often correlates with volatility. As prices change more dramatically, expected returns necessarily change which may require us to alter the weights in our portfolio. Sometimes portfolio turnover increases when new ideas are brought forth in the portfolio. Our decision to make a meaningful investment in engineering and construction companies made our turnover ratio go up this year. When I sold some positions to buy Quanta Services, Inc., Fluor Corporation, The Shaw Group Inc., Foster Wheeler Ltd., and SunPower Corporation, it increased our portfolio turnover ratio. I do recognize markets change, industries change, companies change, and analysis changes. Over the years I have learned managing an investment portfolio is a dynamic process, which demands not hyper activity but purposeful action.

In our second quarter report to shareholders, I discussed our investment rationale for investing in the engineering and construction industry. The global demand for infrastructure projects is enormous. Over the next decade countries around the world will be building highways, bridges, docking facilities, and airports. There is also extensive demand for petrochemical facilities, oil refineries and storage as well as pipelines. When you begin to think about how an emerging economy shifts to a developing economy and ultimately to a developed economy, you immediately recognize the importance of building the necessary infrastructure to support the growth of an economy over time. You begin to appreciate the magnitude of this undertaking when you realize the infrastructure construction projects that are being built today and over the next 10 years plus are not occurring in just a few fortunate countries but are in fact occurring all over the world.

Building the necessary infrastructure requires the development of a multitude of projects, but perhaps none is more important than the construction of electric utilities. Yes, I know the world moves by oil but it operates largely by electricity. In our last report, we referenced Philip Schewe’s book “The Grid: A Journey Through the Heart of Our Electrified World”. It is must reading for those who are looking for a deeper appreciation for electricity needs not only in the United States but all over the world. As Schewe points out, there is an immediate need to repair and rebuild an aging electric infrastructure. Many of our electrical utilities are aged and are in need of significant improvements in order to operate efficiently. In some cases, the electric utility is so old it will soon be shut down and necessarily replaced.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	ix

Barry Bannister, the Industrial and Basic Materials analyst at Stifel Nicolaus, has just penned an important research report entitled “An Inconvenient Consequence.” The thesis of Barry’s report is the belief the United States is just now entering a multiyear based-load electric generation capacity cycle. According to Barry, the construction cycle will be accompanied by sharply rising electricity prices through 2015. His report estimates U.S. retail electricity prices will rise from $0.089/kWh in 2006 to $0.151/ kWh in 2015. That is a 69% increase in prices. What is causing electricity prices to escalate over the next 10 years? A principal cause is rising fuel costs, namely oil. Another catalyst will be the expiration of utility rate caps which will allow utility companies to raise rates, necessary I believe, in order to earn enough capital to allow them to build the next generation of electric utility plants. I believe we are in the process of moving away from “low capital cost utilities with high fuel variable costs” to “high capital cost utilities with low fuel variable costs.” The shift from oil-fired plants, which are low cost utilities but with undeniably high fuel variable costs, to coal and nuclear power plants, which will be a high cost undertaking but followed by low fuel variable cost, would benefit the construction companies that build utilities. The construction leaders include Shaw Group, Fluor Corporation, and Foster-Wheeler Ltd. In addition, Quanta Services, Inc., which is the nation’s largest service provider for electric transmission systems, could also be a prime beneficiary of this construction and build-out phase.

We recognize the environmental needs to consider safe alternative energy sources, namely solar and wind-driven utility systems. At present we own SunPower Corporation which develops solar-electric power products. We would like to invest more in the solar powered industry but only at reasonable prices. Additionally, we believe wind-driven turbines will become an important source of environmentally clean energy. Our research efforts are directed in this area as well.

The Edison Electric Institute (EEI) estimated in December 2006, that electric usage is growing at roughly 3% per year, which is very close to population growth. However, I believe 3% will be the low number and it is highly probable electricity demand, both here in the United States as well as overseas, will grow at a much higher rate. One example of future increasing demand for electricity is the automobile. As the global automobile industry continues to shift its manufacturing of cars to hybrid vehicles and ultimately to electric cars you can easily appreciate how electricity demands in the future will escalate. Just think what happens each night when the family car is returned to the garage and plugged-in!

As always, I appreciate your continued support. If you have any questions, please do not hesitate to contact us.

Robert G. Hagstrom, CFA

October 25, 2007
DJIA: 13,671.92

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x	Investment Commentary

Investment Risks: As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuations, social, economic and political risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Growth Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Growth Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A

The Fund’s Primary Class inception date is April 17, 1995. The Financial Intermediary Class inception date is January 29, 2004. The Institutional Class inception date is March 4, 2004. Class R’s inception date is December 28, 2006. Index returns are for the periods beginning April 30, 1995.

B

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

C	Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting dividends on a daily basis.
D	Lipper Large-Cap Growth Funds Index — An index comprised of the 30 largest funds in the Lipper universe of 777 large-cap growth funds.
E	Lipper Large-Cap Value Funds Index — An index comprised of the 30 largest funds in the Lipper universe of 545 large-cap value funds.
F

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

G	This return does not include reinvestment of dividends or capital distributions.
H

Annual turnover rate is a measure of the Fund’s trading activity during its previous fiscal year, expressed as a percentage of the average market value of the Fund’s portfolio. There is no assurance that the Fund will maintain its current level of turnover.

I	GSE — Conforming loans are those that meet the criteria necessary to permit their purchase by the government sponsored enterprises, Fannie Mae and Freddie Mac.

N/A — Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s quarterly report for the three months ended September 30, 2007.

Total returns for various periods ended September 30, 2007, are:

Total Return
	3 Months	1 Year
Growth Trust:
Primary Class	+7.13%	+32.32%
Class R	+7.24%	N/A
Financial Intermediary Class	+7.32%	+33.27%
Institutional Class	+7.39%	+33.70%
S&P 500 Stock Composite IndexA	+2.03%	+16.44%
Lipper Large-Cap Growth Funds IndexB	+6.48%	+21.42%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Beginning in the summer and continuing into the fall, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	An index comprised of the 30 largest funds in the Lipper universe of 777 large-cap growth funds.

N/A–Not Applicable.

2	Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

/s/ Mark R. Fetting
Mark R. Fetting
President

October 25, 2007

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended September 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+32.32%	+32.32%
Five Years	+164.36%	+21.46%
Ten Years	+160.82%	+10.06%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Class R

Periods Ended September 30, 2007

Cumulative Total Return
Life of Class*	+20.26%
* Inception date — December 28, 2006

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 2006.

6	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended September 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+33.27%	+33.27%
Life of Class*	+39.32%	+9.45%
* Inception date: January 29, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

Quarterly Report to Shareholders	7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended September 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+33.70%	+33.70%
Life of Class*	+38.97%	+9.64%
* Inception date: March 4, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning February 29, 2004.

8	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of September 30, 2007)D

(As a percentage of the portfolio)

Top Ten Holdings (As of September 30, 2007)

Security	% of Net Assets
Yahoo! Inc.	7.9%
Nokia Oyj — ADR	6.8%
Amazon.com Inc.	5.9%
eBay Inc.	5.3%
QUALCOMM Inc.	4.9%
American International Group Inc.	4.8%
General Electric Co.	4.7%
Citigroup Inc.	4.5%
XM Satellite Radio Holdings Inc.	4.4%
Fluor Corp.	4.1%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	9

Selected Portfolio PerformanceE

Strongest performers for the quarter ended September 30, 2007F
1. NAVTEQ Corp.	+84.2%
2. Amazon.com Inc.	+36.2%
3. Nokia Ojy- ADR	+34.9%
4. SunPower Corp.	+31.4%
5. Fluor Corp.	+29.5%
6. The Shaw Group Inc.	+25.5%
7. Foster Wheeler Ltd.	+22.7%
8. eBay Inc.	+21.3%
9. XM Satellite Radio Holdings Inc.	+20.4%
10. Cisco Systems Inc.	+19.0%

Weakest performers for the quarter ended September 30, 2007F
1. E*Trade Financial Corp.	-40.9%
2. Quanta Services Inc.	-13.8%
3. Citigroup Inc.	-8.0%
4. FedEx Corp.	-5.5%
5. American International Group Inc.	-3.1%
6. Texas Instruments Inc.	-2.5%
7. QUALCOMM Inc.	-2.3%
8. Yahoo! Inc.	-1.1%
9. The Goldman Sachs Group Inc.	+0.2%
10 Caterpillar Inc.	+0.6%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
None	Aetna Inc.
Amgen Inc.
Countrywide Financial Corp.
The Home Depot Inc.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire quarter.

10	Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Growth Trust, Inc.

September 30, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 96.1%
Consumer Discretionary — 12.5%
Internet and Catalog Retail — 8.1%
Amazon.com Inc.	800	$74,520	A
Expedia Inc.	840	26,779	A

		101,299

Media — 4.4%
XM Satellite Radio Holdings Inc.	3,900	55,263	A

Financials — 14.1%
Capital Markets — 4.8%
E*Trade Financial Corp.	1,950	25,467	A
The Goldman Sachs Group Inc.	160	34,679

		60,146

Diversified Financial Services — 4.5%
Citigroup Inc.	1,200	56,004

Insurance — 4.8%
American International Group Inc.	900	60,885

Industrials — 25.1%
Air Freight and Logistics — 2.5%
FedEx Corp.	300	31,425

Construction and Engineering — 13.7%
Fluor Corp.	360	51,833
Foster Wheeler Ltd.	300	39,384	A
Quanta Services Inc.	1,300	34,385	A
The Shaw Group Inc.	800	46,480	A

		172,082

Electrical Equipment — 2.0%
SunPower Corp.	310	25,666	A

Quarterly Report to Shareholders	11

	Shares/Par	Value
Industrials — Continued
Industrial Conglomerates — 4.7%
General Electric Co.	1,425	$58,995

Machinery — 2.2%
Caterpillar Inc.	350	27,450

Information Technology — 44.4%
Communications Equipment — 13.8%
Cisco Systems Inc.	790	26,157	A
Nokia Oyj — ADR	2,250	85,343
QUALCOMM Inc.	1,450	61,277

		172,777

Electronic Equipment and Instruments — 3.2%
Jabil Circuit Inc.	1,750	39,970

Internet Software and Services — 17.2%
eBay Inc.	1,700	66,334	A
Google Inc.	90	51,054	A
Yahoo! Inc.	3,700	99,308	A

		216,696

Semiconductors and Semiconductor Equipment — 3.2%
Texas Instruments Inc.	1,100	40,249

Software — 7.0%
Electronic Arts Inc. (EA)	820	45,912	A
NAVTEQ Corp.	541	42,191	A

		88,103

Total Common Stocks and Equity Interests
(Cost — $890,298)		1,207,010

12	Quarterly Report to Shareholders

Performance Information — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares/Par	Value
Repurchase Agreements — 3.8%
Bank of America
4.75%, dated 9/28/07, to be repurchased at $23,940 on 10/1/07 (Collateral: $23,730 Fannie Mae notes, 4.875%, due 5/18/12, value $ 24,359)	$23,930	$23,930

Goldmans Sachs Group Inc.
5%, dated 9/28/07, to be repurchased at $23,940 on 10/1/07 (Collateral: $24,718 Fannie Mae mortgage-backed securities, 5.500%, due 2/1/35, value $ 24,387)	23,930	23,930

Total Repurchase Agreements (Cost — $ 47,860)		47,860

Total Investments — 99.9% (Cost — $ 938,158)B		1,254,870
Other Assets Less Liabilities — 0.1%		736

Net Assets — 100.0%		$1,255,606

Net Asset Value Per Share :
Primary Class		$36.21

Class R		$37.17

Financial Intermediary Class		$37.26

Institutional Class		$37.65

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$340,780
Gross unrealized depreciation	(24,068)

Net unrealized appreciation	$316,712

ADR — American Depository Receipt

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization

Value Trust

Specialty Funds

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Funds

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/Funds/about/aboutlmf.asp#results.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason fund, visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary